UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2020

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(866) 352-3267

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting (the “Annual Meeting”) of LiveRamp Holdings, Inc. (the “Company”) was held on August 11, 2020, at 11:30 a.m. PDT via the Internet at www.virtualshareholdermeeting.com/RAMP2020. The Company’s stockholders voted on three proposals, and the final voting results for each of the proposals are described below.

1.    Election of Directors. Timothy R. Cadogan, Vivian Chow and Scott E. Howe were elected to the Company’s board of directors (the “Board”) for three-year terms expiring at the 2023 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Timothy R. Cadogan	56,796,684	841,841	40,376	3,712,734
Vivian Chow	57,589,488	63,557	25,856	3,712,734
Scott E. Howe	57,097,463	558,544	22,894	3,712,734

As disclosed in the proxy statement for the Annual Meeting, Mr. William T. Dillard II’s service on the Board ended on the date of the Annual Meeting. We acknowledge with gratitude Mr. Dillard’s thirty-two years of service on the Board and his many contributions to the Company and its management team. The Board voted to reduce its size from nine to eight members as a result of Mr. Dillard’s departure.

2.    Advisory Vote to Approve Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,484,402	11,139,647	54,852	3,712,734

3.    Ratification of Independent Registered Public Accountant. The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021 by the following votes:

Votes For	Votes Against	Votes Abstained
61,129,303	228,160	34,172

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry C. Jones
Jerry C. Jones
Chief Ethics and Legal Officer & Executive Vice President

Date: August 13, 2020